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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 27, 1999


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                          CAPSTAR COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)


               DELAWARE                                0-22486                              13-3034720
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)

          600 CONGRESS AVENUE
              SUITE 1400                                                                      78701
             AUSTIN, TEXAS                                                                  (Zip code)
         (Address of principal
          executive offices)


       Registrant's telephone number, including area code: (512) 340-7800


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         In a press release dated September 16, 1999, a copy of which is filed as Exhibit 99.1 hereto, Capstar Communications, Inc., an indirect subsidiary of AMFM Inc., announced the completion of its change of control offer to purchase for cash all of its outstanding 10 3/4% Senior Subordinated Notes due 2006, 11 3/8% Senior Subordinated Notes due 2000 and 12 5/8% Series E Cumulative Exchangeable Preferred Stock due October 31, 2006.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         99.1     --        Press release, dated September 16, 1999.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          CAPSTAR COMMUNICATIONS, INC.
                          (Registrant)



                           By:  /s/ WILLIAM S. BANOWSKY
                                -----------------------------------------------
                           Name: William S. Banowsky, Jr.
                           Title: Vice President and Secretary


Date:    September 16, 1999



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                                  EXHIBIT INDEX

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

   EXHIBIT
     NO.         DESCRIPTION
   -------       -----------
    99.1  --     Press release, dated September 16, 1999.


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